                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                AMENDMENT NO. 1
                                      TO
                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)    January 10,  1997
                                                   ------------------

                                  HALIS, Inc.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Georgia                       0-16288                    58-1366235
--------------------------------------------------------------------------------
(State or other        (Commission File Number)       (IRS Employer
 jurisdiction                                          Identification NO.)
of incorporation)


9040 Roswell Road, Suite 470, Atlanta, Georgia              30350
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code     (770)641-5555
                                                  ------------------------------


            1950 Spectrum Circle, Suite 400, Marietta, Georgia 30067
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------   ---------------------------------

     (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

     The following financial statements are filed with this Report:

THE COMPASS GROUP, INC.
-----------------------

Report of Habif, Arogeti & Wynne, P.C., Independent Certified Public Accountants Balance Sheet at December 31, 1996
Statement of Operations for the year ended December 31, 1996
Statement of Stockholders' Equity for the year ended December 31, 1996
Statement of Cash Flows for the year ended December 31, 1996
Notes to Financial Statements

     (B) PRO FORMA FINANCIAL INFORMATION:

     The following unaudited pro forma condensed financial statements are filed with this Report:

Introduction
Unaudited Pro Forma Condensed Consolidated Balance Sheet - December 31, 1996 Unaudited Pro Forma Condensed Consolidated Statement of Operation - year ended December 31, 1996
Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

     (C)  EXHIBITS:

     2.1 Agreement and Plan of Merger and Reorganization, dated as of January 10, 1997, among HALIS, Inc. and The Compass Group, Inc., Compass Acquisition Co. and Debra B. York (incorporated by reference from the Company's Current Report on Form 8-K dated January 10, 1997).

                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------



To the Shareholders
  The Compass Group, Inc.



We have audited the accompanying balance sheet of THE COMPASS GROUP, INC. as of December 31, 1996, and the related statements of operations, stockholder's equity and cash flows for the year ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of THE COMPASS GROUP, INC. at December 31, 1996, and the results of its operations and its cash flows for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                /s/ Habif, Arogeti & Wynne, P.C.

Atlanta, Georgia

March 20, 1997

                            THE COMPASS GROUP, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1996



                                     ASSETS
                                     ------


Current assets
--------------
  Cash and cash equivalents                            $28,287
  Trade accounts receivable, net of allowance for
     doubtful accounts of $-0-                          22,580
  Prepaid expenses                                         752
                                                       -------

     Total current assets                               51,619
                                                       -------

Furniture and equipment, at cost, less accumulated
------------------------
  Depreciation of $4,866                                 4,475
                                                       -------

                                                       $56,094
                                                       =======

                     LIABILITIES AND STOCKHOLDER'S EQUITY
                     ------------------------------------



Current liabilities
-------------------
  Accounts payable                                     $ 5,310
  Payroll taxes payable                                 12,651
  Accrued retirement plan                               10,146
                                                       -------

     Total current liabilities                          28,107
                                                       -------

Stockholders' equity
--------------------
  Common stock - $.50 par value,
     1,000 shares authorized , issued and
     outstanding                                           500
  Retained earnings                                     27,487
                                                       -------

                                                        27,987
                                                       -------

                                                       $56,094
                                                       =======

                  See auditor's report and accompanying notes

                            THE COMPASS GROUP, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


Revenues, net                                              $ 234,696
                                                           ---------

Costs and expenses
------------------
  Contract consulting fees                                   165,854
  Selling, general and administrative                        100,922
                                                           ---------

                                                             266,776
                                                           ---------

     Loss from operations                                    [32,080]


Other income                                                   1,016
                                                           ---------


     Net loss                                              $ [31,064]
                                                           =========

                  See auditor's report and accompanying notes

                            THE COMPASS GROUP, INC.
                       STATEMENT OF STOCKHOLDER'S EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1996



                             Common        Retained
                              Stock        Earnings        Total
                            ---------     ----------      ---------

Balance, January 1, 1996       500        $ 153,328       $ 153,828



Net loss                         -          [31,064]        [31,064]



Distributions                    -          [94,777]        [94,777]
                              ----        ---------       ---------



Balance December 31, 1996    $ 500        $  27,487       $  27,987
                              ====        =========       =========


                  See auditor's report and accompanying notes

                            THE COMPASS GROUP, INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



Cash flows from operating activities
------------------------------------
  Net loss                                                     $[31,064]
  Adjustments to reconcile net loss
     to net cash provided by operating activities
       Depreciation and amortization                              1,794
       Changes in assets and liabilities
          Decrease in accounts receivable                       127,993
          Increase in prepaid expenses                             [135]
          Decrease in other current assets                          530
          Increase in accounts payable                            3,982
          Decrease in payroll taxes payable                      [3,079]
          Decrease in accrued retirement plan                      [179]
                                                               --------

               Total adjustments                                130,906
                                                               --------

                  Net cash provided by operating activities      99,842
                                                               --------

Cash flows from financing activities
------------------------------------
  Distributions to shareholder                                  [94,777]
                                                               --------


     Net increase in cash                                         5,065


Cash and cash equivalents, beginning of year                     23,222
                                                               --------

     Cash and cash equivalents, end of year                    $ 28,287
                                                               ========

                  See auditor's report and accompanying notes

                            THE COMPASS GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996



A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    ------------------------------------------

    Nature of Operations:
    --------------------

    THE COMPASS GROUP, INC. a Georgia corporation, provides implementation training and other consulting services related to computer systems. The Company does not develop or license proprietary software.

    Revenue Recognition and Accounts Receivable:
    ---------------------------------------

    Revenue is comprised primarily of consulting fees and is recognized as services are provided. The Company considers all accounts receivable to be fully collectible; therefore, no allowance for doubtful accounts has been provided. The Company does not have a secured interest in its accounts receivable; however, it does have legal recourse for defaulted amounts.

    Cash and Cash Equivalents:
    -------------------------

    The Company classifies all highly liquid instruments with maturities of ninety days or less as cash equivalents.

    Income Taxes:
    ------------

    The Company had elected to be treated as an S corporation pursuant to the Internal Revenue Code for federal and state income tax purposes. The income of an S corporation is taxable and distributable to the individual stockholders of a corporation without further tax consequences to the Company. As discussed further in Note B, the Company ceased to be an S corporation subsequent to year end upon consummation of a merger with another company.

    Use of Estimates:
    ----------------

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosures including the allowance for doubtful accounts and useful lives and recoverability of long-term assets. Actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

B.  SUBSEQUENT EVENT - MERGER AGREEMENT:
    -----------------------------------

    On January 10, 1997, the shareholders of the Company effected a merger agreement with HALIS, Inc. (HALIS), whereby the Company was merged into a subsidiary of HALIS in a transaction accounted for as a purchase by HALIS. It is the opinion of management and legal counsel that this transaction qualifies as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986.

                            THE COMPASS GROUP, INC.
                   NOTES TO FINANCIAL STATEMENTS [CONTINUED]
                               DECEMBER 31, 1996




B.  SUBSEQUENT EVENT - MERGER AGREEMENT:  [Continued]
    -----------------------------------

    All 1,000 issued and outstanding shares were exchanged by the shareholders in consideration for 350,000 of HALIS' shares. Additional consideration given by HALIS consists of options to purchase 85,000 shares of HALIS stock at $2.00 per share, exercisable for 10 years from the closing date. The agreement also provides for contingent merger consideration, paid in the form of HALIS common stock based upon certain, specified operating results of the period ended December 31, 1997.

    The managements of both companies represent that they have no plans or intentions that would affect the operations of the Company.

C.  FURNITURE AND EQUIPMENT:
    -----------------------

    Furniture and equipment is carried at cost. Expenditures for maintenance and repairs are expensed currently, while renewals and betterments that materially extend the life of an asset are capitalized. The cost of assets sold, retired, or otherwise disposed of, and the related allowance for depreciation, are eliminated from the accounts, and any resulting gain or loss is included in operations.

    Depreciation is provided using the straight-line method based on the estimated useful lives of the assets which are as follows:


                                                           Historical
                Description                       Life        Cost
                -----------                     ---------- ----------

              Computer software                     3 years  $  453
              Computer equipment                    5 years   5,914
              Office furniture and equipment    5 - 7 years   2,974
                                                             ------
                                                              9,341
              Less accumulated depreciation                   4,866
                                                             ------
                                                             $4,475
                                                             ======

  Depreciation expense was $1,781 for the year ended December 31, 1996.

D.  ORGANIZATIONAL COSTS:
    --------------------

    The Company recognized $13 of amortization expense in 1996 related to $100 of capitalized organizational costs which have been fully amortized at December 31, 1996.

E.  RETIREMENT PLAN CONTRIBUTION:
    ----------------------------

    The Company made a discretionary contribution to the retirement plan of the managing director of $10,146 for 1996, which was recorded as a current liability at year end.

                            THE COMPASS GROUP, INC.
                   NOTES TO FINANCIAL STATEMENTS [CONTINUED]
                               DECEMBER 31, 1996



F.  MAJOR CUSTOMERS - ECONOMIC DEPENDENCY:
    -------------------------------------

    The Company derived 77% of its sales from 2 major customers, defined as those who comprise ten percent or greater of annual revenues. Individually, annual revenues from those customers, Intel, Inc. and Siemens, Inc., were $133,967 (57%), and $46,341 (20%), respectively, with no related accounts receivable at year end.

                                  HALIS, INC.
                         UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1996



The following Unaudited Pro Forma Condensed Consolidated Balance Sheet of HALIS, Inc. gives effect to the following transactions as if they occurred on December 31, 1996: the acquisition of The Compass Group, Inc. (Compass) by HALIS, Inc. and Subsidiaries (HALIS). The Unaudited Pro Forma Condensed Consolidated Statement of Operations for HALIS for the year ended December 31, 1996 gives retroactive effect to the acquisition as if it had occurred January 1, 1996.
The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to be indicative of the actual financial position or the results of operations of HALIS had the acquisition been completed, and should be read in conjunction with the unaudited financial statements of HALIS and the audited financial statements of Compass and the related notes thereto.

                                  HALIS, INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1996

                          HALIS, Inc.
                             and           The Compass
                          Subsidiaries       Group, Inc.         Adjustments      Pro Forma
                         -------------     --------------        -----------     -----------
                                       ASSETS
                                       ------
Current assets           $    798,341          $51,619           $      -       $    849,960

Property and equipment         60,154            4,475                  -             64,629

Other assets                  118,639                                   -            118,639

Capitalized research and
 development                  160,995                                   -            160,995

Goodwill                                                  [a]     363,906            363,906
                         ------------          -------           --------       ------------

Total assets             $  1,138,129          $56,094           $363,906       $  1,558,129
                         ============          =======           ========       ============

                       LIABILITIES AND STOCKHOLDERS' DEFICIT
                       -------------------------------------

Current liabilities      $  1,723,955          $28,107           $      -       $  1,752,062

Convertible promissory
 notes                      1,506,000                -                  -          1,506,000
                         ------------          -------           --------       ------------
Total liabilities           3,229,955           28,107                  -          3,258,062
                         ------------          -------           --------       ------------
Stockholders' deficit

Net stockholders'
 equity                             -           27,987    [b]     [27,987]                 -

Common stock, par
 value $.01                   239,726                -    [a]       3,500            243,226

Additional paid-in
 capital                   10,881,151                -    [a]     360,406
                                                          [b]      27,987         11,269,544

Stock subscription
 receivable                  [240,000]               -                  -           [240,000]

Accumulated deficit       [12,965,953]               -                           [12,965,953]

Less:  Treasury stock
 at cost                       [6,750]               -                  -             [6,750]
                         -------------         -------           --------       ------------
Total stockholders'
 [deficit] equity          [2,091,826]          27,987            363,906         [1,699,933]
                         -------------         -------           --------       ------------
Total liabilities and
stockholders' deficit    $  1,138,129          $56,094           $363,906       $  1,558,129
                         ============          =======           ========       ============
Common stock issued
and outstanding (c)        23,972,621                -                            24,322,621
                         ============          =======                          ============

See notes to unaudited pro forma condensed consolidated financial statements

                                  HALIS, INC.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996


                                     HALIS, Inc.
                                         and        The Compass
                                    Subsidiaries    Group, Inc.    Adjustments     Pro Forma
                                    -----------    -----------     ----------     -----------
Systems sales and services          $ 1,925,412       $234,696       $     -      $ 2,160,108
--------------------------          -----------       --------       -------      -----------
Costs and expenses
------------------
Cost of goods sold                    1,656,113        165,854             -        1,821,967
Research and development              1,516,572              -             -        1,516,572
Selling, general, and
  administrative                        325,699        100,922 [c]    58,359          606,282
                                                               [d]   121,302
                                    -----------       --------       -------      -----------
                                      3,498,384        266,776       179,661        3,944,821
                                    -----------       --------       -------      -----------
Operating loss                       [1,572,972]       [32,080]     [179,661]      [1,784,713]
                                    -----------       --------       -------      -----------
Other income [expense]
---------------------
Loss on asset disposal                   [8,228]             -             -           [8,228]
Rental income                            27,600              -             -           27,600
Interest expense                        [67,613]             -             -          [67,613]
Interest income                             546          1,016             -            1,562
Other income                              9,559              -             -            9,559
Other expenses                         [378,588]             -             -         [378,588]
                                    -----------       --------       -------      -----------
                                       [416,724]         1,016             -         [415,708]
                                    -----------       --------       -------      -----------
Net loss                            $[1,989,696]      $[31,064]     [179,661]      [2,200,421]
                                    ===========       ========       =======      ===========
Net loss per share                        [0.12]                                         [.13]
                                    ===========                                   ===========
Weighed average shares
outstanding                          15,956,824                                    16,306,824
                                    ===========                                   ===========

                                  HALIS, INC.
                   NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                        PRO FORMA FINANCIAL STATEMENTS



Balance Sheet - December 31, 1996:
---------------------------------
[a] To record the issuance by HALIS of 350,000 shares of common stock to the shareholder of Compass in exchange for 100% of the outstanding stock of Compass in a transaction to be accounted for as a purchase by HALIS.

Management estimates the value of the 350,000 shares to be $1.20 per share.

[b]  To eliminate Compass equity in consolidation.

Statement of Operations:
-----------------------

For the year ended December 31, 1996:

[c] To reflect incremental expense related to a new employment contact entered into with an officer of Compass.

[d] To reflect twelve months of amortization of goodwill. Goodwill generated in the merger is amortized on a straight-line basis over a three year life.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HALIS, INC.



                              By:/s/ Larry Fisher
                                 -------------------------
                                 Larry Fisher, President

Dated:March 25, 1997
      --------------